Victory Funds

Victory Munder Multi-Cap Fund

Supplement dated November 20, 2018

to the Summary Prospectus dated November 1, 2018

The Board of Trustees of Victory Portfolios (“Trust”) has approved a Plan of Liquidation (“Plan”) for Class R shares (the “Share Class”) of the Victory Munder Multi-Cap Fund (the “Fund”).  It is anticipated that the Share Class will liquidate on or about February 8, 2019. Any remaining shareholders of the Share Class on the date of liquidation will receive a distribution of their remaining investment value in full liquidation of the Share Class. Please note that this liquidation does not impact any other share classes currently offered by the Fund.

Effective immediately, the Share Class is closed to new shareholder accounts. Through February 1, 2019, the Share Class will continue to accept additional investments (including through the reinvestment of dividends and capital gains) from existing shareholders, including from participants in group retirement plans that currently hold shares of the Share Class and customers of certain other financial intermediaries that maintain omnibus accounts with the Fund with respect to the Share Class.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.